================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 9, 2005
                        (date of earliest event reported)


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-13666
                             -----------------------


        Florida                                         59-3305930
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)


                                 (407) 245-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01  Other Events.

On August 9, 2005, Darden Restaurants, Inc. (the "Company") agreed to sell $150,000,000 aggregate principal amount of its 4.875% Senior Notes due 2010 and $150,000,000 aggregate principal amount of its 6.000% Senior Notes due 2035 (collectively, the "Notes") pursuant to the provisions of an Underwriting Agreement dated August 9, 2005, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Company and The Williams Capital Group, L.P. (collectively, the "Underwriters"), and the Terms Agreement dated August 9, 2005, among the Company and the Underwriters. The sale of the Notes is expected to close on August 12, 2005.

The Company intends to use the net proceeds from the offering of the Notes: (1) to repay at maturity the Company's outstanding $150 million aggregate principal amount of 8.375% senior notes due September 15, 2005 and (2) to repay at maturity or redeem prior to maturity the Company's outstanding $150 million aggregate principal amount of 6.375% notes due February 1, 2006. Pending such uses, the Company intends to invest the net proceeds in investment grade debt securities.

The Notes are the subject of a Registration Statement on Form S-3, Registration No. 333-127046 (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits to the Registration Statement are being filed with this Current Report on Form 8-K:

     1.1 Underwriting Agreement dated August 9, 2005, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Company and The Williams Capital Group, L.P.

     1.2 Terms Agreement dated August 9, 2005, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, SunTrust
          Capital  Markets,   Inc.,  Wells  Fargo   Securities,   LLC,  Comerica
          Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Company and The Williams Capital Group, L.P.

     4.1 Officers' Certificate and Authentication Order dated August 9, 2005, for the 4.875% Senior Notes due 2010 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

     4.2 Officers' Certificate and Authentication Order dated August 9, 2005, for the 6.000% Senior Notes due 2035 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

     5.1  Opinion of Dorsey & Whitney LLP.

     5.2  Opinion of Douglas E. Wentz, Esq.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DARDEN RESTAURANTS, INC.




                                    By: /s/ Paula J. Shives
                                        -----------------------------------
                                       Paula J. Shives
                                       Senior Vice President and General Counsel


Date:  August 11, 2005

                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------------------      -------------------------------------------------------

1.1 Underwriting Agreement dated August 9, 2005, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Company and The Williams Capital Group, L.P.

1.2 Terms Agreement dated August 9, 2005, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Company and The Williams Capital Group, L.P.

4.1 Officers' Certificate and Authentication Order dated August 9, 2005, for the 4.875% Senior Notes due 2010 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

4.2 Officers' Certificate and Authentication Order dated August 9, 2005, for the 6.000% Senior Notes due 2035 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1                      Opinion of Dorsey & Whitney LLP.

5.2                      Opinion of Douglas E. Wentz, Esq.